UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D. C. 20549


                           FORM 8-K


                         CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934

   Date of Report (Date of earliest event reported):
                       November 3, 2003

                      HEMACARE CORPORATION
      (Exact Name of Registrant as Specified in its Charter)

                          CALIFORNIA
         (State or other jurisdiction of incorporation)

      000-15223                            95-3280412
(Commission File No.)           (IRS Employer Identification No.)

                     21101 Oxnard Street
                  Woodland Hills, CA 91367
    (Address of principal executive offices and Zip Code)

    Registrant's telephone number, including area code:
                       (818) 226-1968

ITEM 5.	OTHER EVENTS

The text of a press release dated November 3, 2003, issued by HemaCare Corporation ("HemaCare") announcing the appointment of Steven Gerber to the Board of Directors a the appointment Robert Chilton as Chief Financial Officer, is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	 Description
--------------   -----------
99.1	         Press Release issued by HemaCare, dated
                 November 3, 2003


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 4, 2003	HEMACARE CORPORATION


                                /s/ Judi Irving
                                -------------------------------
				Judi Irving,
                                Chief Executive Officer


                             -2-

EXHIBIT INDEX

Exhibit Number		Description
--------------          -----------
99.1			Press Release issued by HemaCare, dated
                        November 3, 2003